 Exhibit 10.6

ORIGINCLEAR, INC.

AMENDED AND RESTATED

Director NONSTATUTORY STOCK OPTION AGREEMENT

This Amended and Restated Director Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between OriginClear, Inc., a Nevada corporation (the "Company"), and the Director of the Company ("Optionee") named in Section 1(b):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option: 06 October , 2015
(b)	Optionee: Byron Elton
(c)	Number of Shares: 500,000
(d)	Exercise Price: $0.0375

2. Acknowledgements.

(a) Optionee is a member of the Board of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) of the Company have heretofore adopted a 2015 Equity Incentive Plan (the "Plan"), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(a)(2) thereunder.

(d) This Agreement amends and restates that certain Director Nonstatutory Stock Option Agreement between the Company and Optionee dated October 6, 2015.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price").

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate five years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof prior to the end of such five year period.

5. Vesting of Option. Subject to the provisions of Sections 7, 8 and 12(e) hereof, this Option shall become exercisable during the term of Optionee's service as Director. An initial amount of fifty percent (50%) of the Shares shall vest on the Date of Option set forth in Section 1 above and fifty percent (50%) shall vest on the one year anniversary of the Date of Option set forth in Section 1 above.

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 12 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Service. If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and subject to Section 12(e), the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Nevada corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while serving as Director of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares, subject to Section 12(e), to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Shareholder. Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 8 of the Plan.

10. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

11. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan and the Code. Notwithstanding the foregoing provisions of this Section 11, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

12. Investment Intent; Restrictions on Exercise and Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN AMENDED AND RESTATED DIRECTOR NONSTATUTORY STOCK OPTION AGREEMENT DATED 10/06/15 BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(d) As soon as reasonably practicable, the Company shall file a Form S-8 with the U.S. Securities and Exchange Commission to register the Shares.

(e) For the purpose of any exercise or transfer of any Shares issuable upon exercise of this Option whether under Rule 144 promulgated under the Securities Act, a registration statement under Form S-8 or any other basis, notwithstanding anything contained herein, the amount of Shares that may be exercised or transferred shall not exceed the following amounts within any three month period: (i) 1% of the shares of Stock outstanding as shown by the most recent report or statement published by the Company, if the Company’s shares are quoted on the over-the-counter market, including the OTCQB, or (ii) the average weekly reported volume of trading in the Stock on a national securities exchange (as defined below) during the four calendar weeks immediately preceding the transfer, if the Company’s shares are traded on a national securities exchange; provided that the foregoing restriction may be waived in whole or in part with respect to any exercise of this Option upon agreement in writing between the Company and Optionee.

A “national securities exchange” shall mean the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE MKT or the NYSE and any successor to the foregoing.

13. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

14. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee to the Company.

15. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts located in the State of Nevada.

16. Entire Agreement. Subject to Section 15, this Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	OriginClear, Inc.

By:
Name:
Title:

OPTIONEE:	By:
(signature)

Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing NONSTATUTORY STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

ORIGINCLEAR, INC.

_________________

_________________

_________________

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

[I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.][1]

I agree to provide to the Company such additional documents or information as may be required pursuant to the 2015 Equity Incentive Plan.

By:
(signature)

Name:

[1] Include if there is no effective S-8 covering the Shares.